AMENDMENT NO. 5

         AMENDMENT NO. 5 dated as of July 31, 2002 (this "AMENDMENT") to AMENDMENT No. 1 and WAIVER dated as of January 28, 2002 (as the same has heretofore been or may hereafter be amended from time to time, the "FIRST AMENDMENT AND WAIVER") relating to the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001 (as the same has heretofore been or may hereafter be amended from time to time, the "CREDIT AGREEMENT") among FOSTER WHEELER LLC, FOSTER WHEELER USA CORPORATION, FOSTER WHEELER POWER GROUP, INC. (formerly known as FOSTER WHEELER ENERGY INTERNATIONAL, INC.), FOSTER WHEELER ENERGY CORPORATION, the Guarantors signatory thereto, the Lenders signatory thereto, BANK OF AMERICA, N.A., as Administrative Agent, WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as FIRST UNION NATIONAL BANK), as Syndication Agent, and ABN AMRO BANK N.V., as Documentation Agent, arranged by BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager, and ABN AMRO BANK N.V., WACHOVIA SECURITIES, INC. (FORMERLY KNOWN AS FIRST UNION CAPITAL MARKETS), GREENWICH NATWEST STRUCTURED FINANCE INC. and TORONTO DOMINION BANK, as Arrangers.

         The parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. AMENDMENTS TO FIRST AMENDMENT AND WAIVER. (a) The definition of "SPECIAL CHARGE" in Section 1(b) of the First Amendment and Waiver is amended to read it in its entirety as follows:

                  "SPECIAL CHARGE" means, collectively, (i) the special charges listed on Schedule A hereto and communicated in writing to the Lenders on January 18, 2002, (ii) up to an additional $186,000,000 in charges and (iii) any contract writedowns or reduction in claims relating to the Combe landfill project and/or the SIPCO project.

          (b) Clause (i) of the definition of "WAIVER PERIOD" in Section 1(b) of the First Amendment and Waiver is amended by changing "July 31, 2002" to "August 30, 2002".

          (c) Clause (i) of the second sentence of Section 2(g) of the First Amendment and Waiver is amended by changing "July 31, 2002" to "August 30, 2002".

         SECTION 3. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants that (i) subject in the case of Section 3.08 to (w) the matters disclosed in writing to the Lenders prior to the effective date of the First Amendment and Waiver, (x) the $30,000,000 shortfall in Consolidated Adjusted EBITDAR disclosed to the Lenders at the bank meeting held on April 4, 2002, (y) an additional $26,000,000 shortfall in Consolidated Adjusted EBITDAR and (z) the Special Charge, the representations and warranties of the Company set forth in
Article 3 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default or Potential Default will have occurred and be continuing on such date, in each case after giving effect to this Amendment.

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

                  (a) the Administrative Agent shall have received from each of the Borrowers and the Guarantors and Lenders comprising the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and


                  (b) the Administrative Agent shall have received evidence satisfactory to it of the payment by the Company of all fees and expenses owed by it pursuant to the Credit Agreement or any written agreement in connection with the First Amendment and Waiver (including without limitation the fees and expenses of Davis Polk & Wardwell, Ernst &

         Young Corporate Finance LLC and Peterson Consulting) for which invoices have theretofore been rendered.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ATTEST:                              FOSTER WHEELER LLC, as a Borrower
                                     By: Foreign Holdings Ltd., its sole member


By   /s/ LISA FRIES GARDNER           By /S/ ROBERT D. ISEMAN
     ----------------------          --------------------------
     Name: Lisa Fries Gardner        Name: Robert D. Iseman
     Title:Corporate Secretary       Title:Vice President & Treasurer


                                     FOSTER WHEELER USA CORPORATION,
                                      as a Borrower


                                     By /S/ ROBERT A. KOECKERT
                                        -------------------------
                                     Name: Robert A. Koeckert
                                     Title: Treasurer


                                     FOSTER WHEELER POWER GROUP, INC.
                                      (formerly known as
                                     FOSTER WHEELER ENERGY INTERNATIONAL, INC.)
                                       as a Borrower


                                     By /s/ ROBERT D. ISEMAN
                                        --------------------------
                                     Name: Robert D. Iseman
                                     Title:Vice President & Treasurer


                                     FOSTER WHEELER ENERGY CORPORATION,
                                       as a Borrower


                                     By /S/ ROBERT A. KOECKERT
                                        -------------------------
                                     Name: Robert A. Koeckert
                                     Title: Treasurer

                                     FOSTER WHEELER INC. (formerly known as
                                      FOSTER WHEELER US HOLDINGS, INC.),
                                      as a Guarantor


                                     By /s/ ROBERT D. ISEMAN
                                        --------------------------
                                     Name: Robert D. Iseman
                                     Title:Vice President & Treasurer


                                     FOSTER WHEELER INTERNATIONAL HOLDINGS, INC,
                                       as a Guarantor


                                     By /s/ ROBERT D. ISEMAN
                                        --------------------------
                                     Name: Robert D. Iseman
                                     Title:Vice President & Treasurer

                                     FOREIGN HOLDINGS LTD., as a Guarantor


                                     By /s/ ROBERT D. ISEMAN
                                        --------------------------
                                     Name: Robert D. Iseman
                                     Title:Vice President & Treasurer

                                     FOSTER WHEELER LTD., as a Guarantor


                                     By /s/ ROBERT D. ISEMAN
                                        --------------------------
                                     Name: Robert D. Iseman
                                     Title:Vice President & Treasurer

                                     BANK OF AMERICA, N.A., individually and
                                     as Administrative Agent, LC Issuer and
                                     Swingline Lender


                                     By /S/ F.A. ZAGAR
                                        -------------------------
                                     Name: F.A. Zagar
                                     Title: Managing Director


                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     individually and as Syndication Agent


                                     By
                                         -----------------------
                                     Name:
                                     Title:


                                     ABN AMRO BANK N.V., individually and as
                                      Documentation Agent


                                     By
                                         -----------------------
                                     Name:
                                     Title:


                                     By
                                         -----------------------
                                     Name:
                                     Title:


                                     TORONTO DOMINION (TEXAS), INC.


                                     By
                                         -----------------------
                                     Name:
                                     Title:

                                     BANK OF AMERICA, N.A., individually and as
                                        Administrative Agent, LC Issuer and
                                        Swingline Lender

                                     By
                                         -----------------------
                                     Name:
                                     Title:



                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        individually and as Syndication Agent

                                     By  /s/ CHRISTOPHER TIERNEY
                                         -----------------------
                                     Name: Christopher Tierney
                                     Title: Senior Vice President



                                     ABN AMRO BANK N.V., individually and as
                                        Documentation Agent

                                     By
                                         -----------------------
                                     Name:
                                     Title:



                                     By
                                         -----------------------
                                     Name:
                                     Title:



                                     TORONTO DOMINION (TEXAAS), INC.

                                     By
                                         -----------------------
                                     Name:
                                     Title:

                                     BANK OF AMERICA, N.A., individually and as
                                        Administrative Agent, LC Issuer and
                                        Swingline Lender

                                     By
                                         -----------------------
                                     Name:
                                     Title:



                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        individually and as Syndication Agent

                                     By
                                         -----------------------
                                     Name:
                                     Title:



                                     ABN AMRO BANK N.V., individually and as
                                        Documentation Agent

                                     By
                                         -----------------------
                                     Name:
                                     Title:



                                     By
                                         -----------------------
                                     Name:
                                     Title:



                                     TORONTO DOMINION (TEXAAS), INC.

                                     By   /S/ ANN S. SLANIS
                                         -----------------------
                                     Name: Ann S. Slanis
                                     Title:Vice President

                                     NATIONAL WESTMINSTER BANK PLC,
                                      NEW YORK BRANCH


                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     NATIONAL WESTMINSTER BANK PLC,
                                      NASSAU BRANCH

                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     THE BANK OF NOVA SCOTIA


                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     MERRILL LYNCH, PIERCE, FENNER &
                                      SMITH INCORPORATED


                                     By  /S/ GRAHAM GOLDSMITH
                                        ----------------------------
                                     Name: Graham Goldsmith
                                     Title: Managing Director



                                     SALOMON BROTHERS HOLDING COMPANY INC.


                                     By
                                        ----------------------------
                                     Name:
                                     Title:

                                     DEUTSCHE BANK AG NEW YORK BRANCH and/or
                                      CAYMAN ISLANDS BRANCH


                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     BNP PARIBAS
                                      (successor by merger to Paribas)


                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     PNC BANK, NATIONAL ASSOCIATION


                                     By  /s/ DENNIS F. LENNON
                                        ----------------------------
                                     Name:  Dennis F. Lennon
                                     Title: Vice President


                                     SOCIETE GENERALE, NEW YORK BRANCH


                                     By
                                        ----------------------------
                                     Name:
                                     Title:

                                     DEUTSCHE BANK AG NEW YORK BRANCH and/or
                                      CAYMAN ISLANDS BRANCH


                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     BNP PARIBAS
                                      (successor by merger to Paribas)


                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     By
                                        ----------------------------
                                     Name:
                                     Title:


                                     PNC BANK, NATIONAL ASSOCIATION


                                     By  /s/ DENNIS F. LENNON
                                        ----------------------------
                                     Name:  Dennis F. Lennon
                                     Title: Vice President


                                     SOCIETE GENERALE, NEW YORK BRANCH


                                     By  /s/ GORDON R. EADON
                                        ----------------------------
                                     Name:  Gordon R. Eadon
                                     Title: Director

                                     WELLINGTON PARTNERS LIMITED
                                     PARTNERSHIP
                                     By:  Citadel Limited Partnership,
                                          its Portfolio Manager
                                     By:  GLB Partners, L.P.,
                                          its General Partner
                                     By:  Citadel Investment Group, L.L.C.,
                                          its General Partner


                                     By
                                         -----------------------------
                                     Name:
                                     Title:


                                     LIBERTYVIEW FUND LLC


                                     By   /s/ GEORGE T. HARTIGAN
                                           --------------------------
                                     Name:  George T. Hartigan
                                     Title: Managing Director, Chief Operations
                                            Officer, Liberty View Capital
                                            Management, Inc.